EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TLGY Acquisition Corporation (the “Company”) for the fiscal quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jin-Goon Kim, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
	By:	/s/ Jin-Goon Kim
Date: May 17, 2024		Jin-Goon Kim
Chief Executive Officer and interim Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)